Charter Financial CORPORATION

Gulf South 2012 Bank Conference

Investor Presentation

May 14, 2012

Forward Looking Statement

Charter Financial CORPORATION

This presentation and the accompanying commentary may contain "forward-looking statements" that may be identified by use of such words as "believe," "expect," "anticipate," "should," "planned," "estimated," and "potential." Examples of forward-looking statements include, but are not limited to, estimates with respect to our financial condition and results of operation and business that are subject to various factors that could cause actual results to differ materially from these estimates. These factors include but are not limited to general and local economic conditions; changes in interest rates, deposit flows, demand for mortgages and other loans, real estate values, and competition; changes in accounting principles, policies, or guidelines; changes in legislation or regulation; and other economic, competitive, governmental, regulatory, and technological factors affecting our operations, pricing, products, and services. Any or all forward-looking statements in this release and in any other public statements we make may turn out to be wrong. They can be affected by inaccurate assumptions we might make or known or unknown risks and uncertainties. Consequently, no forward-looking statements can be guaranteed. The Company disclaims any obligation to subsequently revise any forward- looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Corporate Profile

Charter Financial CORPORATION

- **Headquartered in West Point, Georgia**
- **Founded in 1954 as First Federal Savings and Loan Association**
- **Growth by *de novo* branch and acquisition**
- **Recent growth via three FDIC-assisted acquisitions (June '09, March '10, Sept '11)**
- **Approximately 303 FTE's servicing over 42,000 checking accounts**
- **13 offices along I-85 & I-20 GA/AL footprint and 4 offices in NW Florida**
- **<u>March 31, 2012</u>:**

Total Assets:	**$1.1 Billion**
Total Net Loans:	**$639 Million**
Total Deposits:	**$846 Million**
Total Capital:	**$137 Million**



Hartselle
Cullman
Albertville
Rome
Gainesville
Gadsden
Acworth
Duluth
Atlanta
Jasper
Gardendale
Center Point
Anniston
Bessemer
Birmingham
Redan
McDonough
Tuscaloosa
Hoover
Alabaster
Griffin
Alabama
Macon
Demopolis
Millbrook
Prattville
Fort Valley
Selma
Montgomery
Columbus
Perry
Montezuma
Americus
Thomasville
Greenville
Eufaula
Dawson
Troy
Sylvester
Ozark
Albany
Tifton
Dothan
Enterprise
Camilla
Moultrie
Adel
Bainbridge
Thomasville
Saraland
Bay Minette
Crestview
Marianna
Mobile
Chattahoochee
Quitman
Niceville
Daphne
Tallahassee
Madison
Foley
Pensacola
Fort Walton Beach
Panama City
Gulf Shores
Perry

Ownership Structure

Charter Financial CORPORATION


First Charter MHC
62%
Public Shareholders
38%
Charter Financial Corporation
CharterBank

Market Profile

Charter Financial CORPORATION

NASDAQ: CHFN

Recent Price (4/30/2012):	$9.00
Shares Outstanding:	18.3 Million
Minority Shares:	6.9 Million
Insider Ownership (3/31/2012):	6.0% of minority shares
Market Capitalization (4/30/2012):	$165.0 Million
Total Assets (3/31/2012):	$1.1 Billion

Price / Tangible Book Value

Charter Financial Corporation

Recent Price (4/30/2012):	$9.00
MHC Tangible Book Value (3/31/2012):	$7.35
MHC Price / Tangible Book Value:	122.45%
Fully Converted Tangible Book Value*:	$13.50
Fully Converted Price / Tangible Book Value*:	66.67%

* Fully converted tangible book value was calculated based on $9.00 per share trading price as of 4/30/12 and imputed as the exchange ratio of 0.900.

Management Team

Charter Financial CORPORATION

Top Executives		
NAME	POSITION	*(Banking/CharterBank)* EXPERIENCE
Robert Lee Johnson	Chairman & CEO	30/28
Curtis R. Kollar	Senior VP & CFO	26/20
Lee Washam	President, CharterBank	28/12

- **Strong Experienced Management & Board of Directors**
- **Conservative Credit…cut teeth in 80's S&L crisis**
- **Continuously Profitable since before 1990**
- **Clean Regulatory Examination History**
- **M&A Experience…5 deals both assisted & unassisted**
- **FDIC Bid & Loss Share Administration Experience *(bid on 12 banks since 2009, resulted in 3 acquisitions)***

Strong Track Record
Shareholder Distributions
Since 2001 IPO

Charter Financial CORPORATION

- $57.1 Million in Total Dividends Paid ($16.80/Share)
- $39.2 Million in Common Stock Repurchases
- $96.3 Million of Total Shareholder Distributions

Total Shareholder Distributions equal 130% of Total Capital Raised from Public Stockholders

Mutual Holding Company Structure

Charter Financial CORPORATION

- Benefits
  - Enables Incremental Capital Raises
  - Historically Allowed Dividend Waiver on Unissued MHC Shares
- Disadvantages
  - No MHC Champion Among Regulatory Entities
  - Dead End for Dividend Waiver?
  - Complexity to Average Shareholder and Regulator

Market Conditions

- Traditional Textile Business Gone
- KIA Motors Assembly Plant and Related Suppliers
- Point University Moving from Atlanta to West Point
- Regional Military Influence
- Selective Lending Opportunities
- Continued Challenges among SE Banking Peers

Recent Accomplishments

Charter Financial CORPORATION

- Continued Profitability with Favorable Trends
- Non-time Core Deposits Exceed 50% of Total Deposits
- Good/Improving Credit Quality
- Extended Franchise into Florida Panhandle with FDIC Assisted Acquisition in September 2011

Rationale for FDIC-Assisted Acquisitions

- Enter Attractive Markets:
  - Limiting Credit Risk
  - Ability to "Right-Size" Branches and Costs to Earning Assets
  - Opportunity to Improve Funding Mix
- Cheaper than *de novo* Branching
- Use of Special Assets/Loss Share Infrastructure
- Unassisted Deals Limited by Combined Classified Asset Ratios

Pipeline of Potential FDIC-Assisted Transactions in Our Markets

Charter Financial CORPORATION


Potential Opportunity Asset Size Distribution
Total # Institutions with
Texas Ratio > 100% = 79
Total Assets = $18.0 Billion
Total Branches = 335
# of Institutions with a Texas Ratio Greater Than 100%
30
25
20
15
10
5
0
14
5
30
11
13
0
5
1
$0 - $100M
$100 - $300M
$300 - $500M
$500M +
Asset Size
Georgia
Southern Alabama & Northwest Florida

Source: SNL Financial as of 05/03/12.

Balance Sheet Highlights

Charter Financial CORPORATION

(000's)	FY2008	FY2009[1]	FY2010[2]	FY2011[3]	Q2 FY2012
Total Assets	**$801,501**	**$936,880**	**$1,186,082**	**$1,171,710**	**$1,070,821**
Loans, net	428,472	552,550	599,370	655,028	639,050
Legacy	428,472	462,384	451,232	419,141	435,424
Covered	**-**	**90,166**	**148,138**	**235,887**	**203,626**
Securities	277,139	206,061	133,183	158,737	192,674
Total Liabilities	**$699,199**	**$838,623**	**$1,049,206**	**$1,032,294**	**$933,697**
Retail Deposits	356,237	463,566	739,691	883,389	824,557
Core	**169,499**	**216,902**	**313,170**	**447,176**	**470,834**
Time	186,738	246,664	426,521	436,213	353,723
Total Borrowings	267,000	227,000	212,000	110,000	80,000
Total Equity	**$102,302**	**$98,257**	**$136,876**	**$139,416**	**$137,124**

[1] FDIC Acquisition of Neighborhood Community Bank

[2] FDIC Acquisition of McIntosh Commercial Bank

[3] FDIC Acquisition of First National Bank of Florida

Total Funding Mix

Charter Financial CORPORATION



Million's
Total Funding Liabilities
$1,200
$1,000
$800
$600
$400
$200
$0
Core Deposits
Retail CD's
Wholesale Funding
Core Deposits Exceed Time Deposits
$703
29%
25%
46%
$687
25%
27%
48%
$825
26%
30%
44%
$1,035
30%
41%
29%
$914
34%
43%
23%
$845
38%
44%
18%
$805
40%
43%
17%
$1,021
44%
43%
13%
$970
46%
40%
14%
$926
51%
38%
11%
Sep-07
Sep-08
Sep-09
Sep-10
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12

Core Deposits – Transaction, Savings & Money Market Accounts

Loans Outstanding - Loan Mix

March 31, 2012

Total Loans, Net = $639.1 Million



Real Estate Construction
Consumer and Other
3%
1-4 Family Real Estate
Commercial
3%
6%
16%
Non-owner Occupied Nonresidential Real Estate
27%
32%
13%
Owner Occupied Nonresidential Real Estate
FDIC Covered Loans

Non Performing Loans/Total Loans

Compared to Peers



5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
09/30/07
09/30/08
09/30/09
09/30/10
09/30/11
03/31/12
1.54%
CHFN *
Southeast Peers
Nationwide Peers

	At September 30,					At
	2007	2008	2009	2010	2011	03/31/12
NPAs / Total Non-Covered Assets (%)	0.80%	1.68%	2.16%	2.12%	1.99%	1.35%
Texas Ratio (%) **	5.71%	18.27%	24.01%	14.70%	15.42%	11.98%
NCOs / Average Non-Covered Loans (%)	0.02%	0.24%	0.71%	0.90%	0.48%	0.40%
ALL Non-Covered Loans / NPLs (%)	75.57%	76.54%	70.10%	83.14%	80.13%	124.34%
Allowance / Total Loans (%)	1.46%	1.89%	1.98%	2.12%	2.19%	1.92%

- Excludes "Covered Loans" acquired from the FDIC subject to loss-sharing agreements. Peers include the median for Public Banks and Thrifts with Assets between $800M and $4.0B.

Asset Quality
Non Covered

($000's)


$25,000
$20,000
$15,000
$10,000
$5,000
$0
Sep-10
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
REO
Non Accrual*
30-89 Days Delinquent & Accruing

Charter Financial CORPORATION

* Non Accrual includes 90+ Days Delinquent & Accruing

Credit Costs – Last 10 Qtrs

Charter Financial CORPORATION

($000's)	FY 2010	FY 2011	Q1 FY 2012	Q2 FY 2012	Last 10 Qtrs
Covered Credit Costs:					
Provision for Loan Losses - Covered	$421	$1,200	$600	$290	$2,511
REO - Covered					
(Profit)/Loss Sale of REO - Covered	($74)	$0	$0	$0	($74)
REO Expense - Covered	$613	($31)	$134	$106	$822
REO Valuation Loss - Covered	$671	$0	$100	$410	$1,181
Total Covered Credit Costs	$1,631	$1,169	$834	$806	$4,440
Non Covered Credit Costs:					
Provision for Loan Losses - Non Covered	$5,800	$1,700	$1,500	$300	$9,300
REO - Non Covered					
(Profit)/Loss Sale of REO - Non Covered	$167	$45	($25)	($18)	$169
REO Expense - Non Covered	$600	$553	$124	$89	$1,366
REO Valuation Loss - Non Covered	$708	$775	$408	$40	$1,931
FDIC Catchup/Special Assessment	$249	$0	$0	$0	$249
OTTI on Securities	$2,527	$2,296	$100	$173	$5,096
Total Non Covered Credit Costs	$10,051	$5,369	$2,107	$584	$18,111
Total Credit Costs	$11,682	$6,538	$2,941	$1,390	$22,551

Income Statement Highlights

($000s)	FY 2009	FY 2010	FY 2011	YTD Q2 2012
Net Interest Income	$17,741	$27,201	$30,558	$18,958
Provision for Non Covered Loan Losses	$4,550	$5,800	$1,700	$1,800
Provision for Covered Loan Losses	$0	$420	$1,200	$890
Non-Interest Income	$12,012	$17,510	$9,283	$6,448
Non-Interest Expense	$22,582	$30,469	$33,942	$20,289
Income Tax Expense	$306	$2,087	$694	$678
Net Income	**$2,315**	**$5,935**	**$2,305**	**$1,749**

Net Operating Revenue

Net Interest Income + Non-Interest Income*



$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
$29,040
$27,592
$37,996
$40,269
$49,800
$50,384
FY 2008
FY 2009
FY 2010**
FY 2011**
Ann. Q1 FY 2012
Ann. Q2 FY 2012

* Excludes Securities Gain and Losses
** FY 2010 & 2011 Excludes Bargain Purchase Gain on FDIC Acquisitions

Net Interest Margin Trend



6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
FY2008
FY2009
FY2010
FY2011
Q1 2012
Q2 2012
2.32%
2.31%
3.07%
3.59%
3.94%
4.35%
Yield: Interest Earning Assets
Cost of Interest Bearing Liabilities
Net Interest Margin

Non Interest Expense



(000's)
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$20,284
$22,581
$30,469
$34,292
$41,056
$40,100
FY 2008: 56%, 14%, 22%
FY 2009: 45%, 26%, 20%
FY 2010: 45%, 23%, 22%, 5%
FY 2011: 46%, 24%, 19%, 6%, 5%
Ann. Q1 FY 2012: 46%, 25%, 20%, 5%, 4%
Ann. Q2 FY 20122: 46%, 25%, 20%, 4%, 5%
Marketing
Professional Services
Occupancy
Other
Salaries & Benefits

Recent Acquisition Cost Initiatives

Charter Financial Corporation

- Repriced Florida Deposits and Lowered Certificates of Deposit by $48.7 Million Since Acquisition
- Closed Four Florida Branches and Reduced Florida Region Staffing by over 50%
- Continued Branch Network Optimization Leading to Planned Costs Savings of Over $500K Per Year

CHFN Track Record

Charter Financial CORPORATION

- Strong Record of Returns to Shareholders
- Continuously Profitable and Well Capitalized
- Maintained Asset Quality
- Built Strong Core Deposits Funding Base
- Proven Acquisition Team

CHFN Value Proposition

Charter Financial Corporation

- Opportunity
  - Growth via Strategic Acquisitions
  - Improve Earnings through Lower Credit Costs
  - Convert Acquired Non-earning Assets to Quality Loans
  - Trading @ 67% of Fully-Converted Tangible Book
  - Capital Management - Stock Buyback and/or Dividends

Charter Financial
CORPORATION

End of Presentation

Charter Financial
CORPORATION

Appendix

Loss Share Acquisition Lessons

- Focus on Restructure and Retention of Performing Loans
- Right Size Expense Structure to Expected Revenue
  - Deposit Base
  - G&A Expenses
- Be Skeptical about Acquired Loan Quality
- Be Conservative on Day One Purchase Accounting
- Special Assets and Loss Share Infrastructure Requires Dedicated Resources and Scale
- Extended Timeline for Cash Reinvestment

Problem Asset Delinquency Performance

Non Covered - March 31, 2012

Charter Financial Corporation

($000's) Loans	30-89 Days Past Due	Greater than 90 Days Past Due	Total Past Due	Current	Total Loans
Non Accrual	$703	$1,915	$2,618	$3,961	$6,579
Special Mention	$1,819	$52	$1,871	$30,453	$32,324
Substandard	$1,531	$2,258	$3,789	$22,937	$26,726
Doubtful	$16	$3	$19	$138	$157
	$1,547	$2,261	$3,808	$23,075	$26,883

Problem Asset Delinquency Performance

Covered - March 31, 2012

($000's) Loans	30-89 Days Past Due	Greater than 90 Days Past Due	Total Past Due	Current	Total Loans
Non Accrual	$7,326	$37,487	$44,813	$20,268	$65,081
Special Mention	$5,660	$0	$5,660	$36,225	$41,885
Substandard	$8,256	$32,783	$41,039	$36,203	$77,242
Doubtful	$1,759	$4,704	$6,463	$3,047	$9,510
	$10,015	$37,487	$47,502	$39,250	$86,752

Private Label Securities
As of March 31, 2012

Charter Financial CORPORATION

Description	Credit Rating			Bloomberg Coverage Ratio	Cumulative Net Impairment Losses Recognized in Earnings	Current Par Value	Book Value
	Moody	S&P	Fitch		(Dollars in thousands)		
CWALT 2005-63 2A2 [1]	-	-	-	-	$2,280	-	-
MARM 2004-13 B1	NR	B-	n/a	1.7	$380	$6,356	$5,976
SARM 2005-15 2A2	NR	CC	n/a	0.4	$2,436	$2,963	$527
CMSI 1993-14 A3	WR	BB	n/a	n/a	$0	$105	$105
CMLTI 2004-HYB1 A31	B3/*+	n/a	AA	3.6	$0	$1,611	$1,611
GSR 2003-4F 1A2	n/a	AAA	AAA	15.4	$0	$431	$431
GSR 2005-2F 1A2	n/a	B	AA	2.2	$0	$291	$291
MASTR 2003-8 4A1	n/a	AAA	AAA	4.1	$0	$1,023	$1,016
MARM 2004-7 5A1	Ba3/*-	BBB-	n/a	2.7	$0	$5,550	$5,550
MARM 2004-15 4A1	Ba3/*-	n/a	B	3.2	$0	$2,920	$2,920
SARM 2004-6 3A3	n/a	AAA	n/a	6.0	$0	$1,352	$1,352
					$5,096	$22,602	$19,779

[1] This security was written off in the quarter ended March 31, 2012

Loan Delinquency
Non Covered

Charter Financial Corporation

March 31, 2012:

Non Covered ($000's)	30-89 Days Past Due	Greater than 90 Days Past Due	Total Past Due	Current	Total Loans, Net	Loan > 90 Days and Accruing
1-4 Family Residential Real Estate	$1,859	$1,197	$3,056	$101,387	$104,443	$235
Commercial Real Estate	$1,368	$1,097	$2,465	$260,817	$263,282	$23
Commercial	$132	$0	$132	$16,134	$16,266	$0
Real Estate Construction	$0	$0	$0	$41,654	$41,654	$0
Consumer and Other	$306	$19	$325	$19,119	$19,444	$19
	$3,665	$2,313	$5,978	$439,111	$445,089	$277
Non Accrual	$703	$1,915	$2,618	$3,961	$6,579	

Loan Delinquency
Covered

March 31, 2012:

Covered ($000's)	30-89 Days Past Due	Greater than 90 Days Past Due	Total Past Due	Current	Total Loans, Net of Discounts	Loan > 90 Days and Accruing
1-4 Family Residential Real Estate	$438	$1,364	$1,802	$12,559	$14,361	$1,364
Commercial Real Estate	$18,745	$27,961	$46,706	$125,637	$172,343	$27,961
Commercial	$1,662	$4,462	$6,124	$18,125	$24,249	$4,462
Real Estate Construction	$0	$3,720	$3,720	$1,366	$5,086	$3,720
Consumer and Other	$173	$80	$253	$5,375	$5,628	$80
	$21,018	$37,587	$58,605	$163,062	$221,667	$37,587

Texas Ratio
Compared to Peers



40.00%
35.00%
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
09/30/07
09/30/08
09/30/09
09/30/10
09/30/11
03/31/12
11.98%
CHFN *
Southeast Peers
Nationwide Peers

	At September 30,					At
	2007	2008	2009	2010	2011	03/31/12
NPAs / Total Non-Covered Assets (%)	0.80%	1.68%	2.16%	2.12%	1.99%	1.35%
NPLs / Total Loans (%) *	1.93%	2.47%	2.82%	2.61%	2.71%	1.54%
NCOs / Average Non-Covered Loans (%)	0.02%	0.24%	0.71%	0.90%	0.48%	0.40%
ALL Non-Covered Loans / NPLs (%)	75.57%	76.54%	70.10%	83.14%	80.13%	124.34%
Allowance / Total Loans (%)	1.46%	1.89%	1.98%	2.12%	2.19%	1.92%

* Excludes "Covered Loans" acquired from the FDIC subject to loss-sharing agreements. Peers include the median for Public Banks and Thrifts with Assets between $800M and $4.0B.

Loss Share Asset Resolution

($000's)	As Recorded by Acquired Bank @ Acquisition	As Recorded by CharterBank @ Acquisition	As Recorded by CharterBank 3/31/2012
NCB Acquisition - acquired 6/26/2009:			
Loans	$159,901	$94,706	$40,385
Other real estate owned	$17,676	$7,436	$5,738
Total Credit Assets	$177,577	$102,142	$46,123
FDIC receivable for loss sharing agreements		$49,991	$13,537
Performing Loans			$30,065
MCB Acquisition - acquired 3/26/2010:			
Loans	$207,644	$96,999	$45,630
Other real estate owned	$55,268	$15,132	$9,100
Total Credit Assets	$262,912	$112,131	$54,730
FDIC receivable for loss sharing agreements		$108,252	$25,841
Performing Loans			$31,028
FNB Acquisition - acquired 9/09/2011:			
Loans	$185,927	$121,464	$117,643
Other real estate owned	$24,943	$10,560	$5,734
Total Credit Assets	$210,870	$132,024	$123,377
FDIC receivable for loss sharing agreements		$51,556	$33,577
Performing Loans			$86,496
Total Credit Assets	**$651,359**	**$346,297**	**$224,230**

Net Operating Revenue

Net Interest Income + Non-Interest Income*

Charter Financial CORPORATION



$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
120%
110%
100%
90%
80%
70%
60%
$29,040
$27,592
$37,996
$40,269
$49,800
$50,384
FY 2008
FY 2009
FY 2010**
FY 2011**
Ann. Q1 FY 2012
Ann. Q2 FY 2012
Net Operating Revenue
Efficiency Ratio

* Excludes Securities Gain and Losses

** FY 2010 & 2011 Excludes Bargain Purchase Gain on FDIC Acquisitions

Board & Executive Team

Charter Financial CORPORATION

Name	Position(s) Held With Charter Financial Corporation	Age (1)	Director Since (2)	Current Term Expires
Jane W. Darden	Director	61	1988	2012
Thomas M. Lane	Director	57	1996	2012
Edward D. Smith	Director	37	2011	2013
Curti M. Johnson	Director, Senior Vice President & General Counsel	52	2007	2013
Robert L. Johnson	Chairman of the Board and Chief Executive Officer	58	1986	2014
David Z. Cauble, III	Director	59	1996	2014
David L. Strobel	Director	60	2003	2014
	Executive Officers Who Are Not Directors			
Curtis R. Kollar	Senior Vice President and Chief Financial Officer	59		
Lee Washam	President of CharterBank	50		

(1) As of December 31, 2011.
(2) Includes service as a director of CharterBank prior to its mutual-to-stock conversion.

Board & Executive Team Biographies

Charter Financial CORPORATION

Director Biography

Jane W. Darden. Ms. Darden is responsible for overall management, including bookkeeping, for family assets which include investments and timberland. She was formerly employed in the banking field for five years, and has a B.A. in Psychology from Converse College. Ms. Darden serves on Library Committee, Stewardship Committee, Altar Guild and Meals on Wheels for First United Methodist Church of West Point, Georgia. As a manager of a variety of different businesses, and with her experience in banking, Ms. Darden provides the Board of Directors with a number of different perspectives and insights.

Thomas M. Lane. Mr. Lane is Chief Financial Officer of Lanier Health Services. He was the Senior Vice President and Treasurer of WestPoint Home, Inc. and its predecessors from March 2000 until March 2007. He previously served as its Treasurer from 1997 to 1999. Prior to that time, he served as Controller of Budgets and Analysis for WestPoint Pepperell, one of the predecessors of West Point Home, Inc. He had been continuously employed in various financial and accounting positions with WestPoint Home and its predecessor companies since June 1976. Mr. Lane received his B.S. in Business Administration from Auburn University in 1976. Mr. Lane's diverse senior management experiences in financial and accounting roles for several large enterprises provide the Board of Directors with perspective on CharterBank's financial and accounting practices and procedures, financial reporting, as well as Charter Financial's relationship with its internal and external accounting firms. In addition, Mr. Lane has been designated as an audit committee financial expert by the Board of Directors.

Board & Executive Team Biographies

Charter Financial CORPORATION

Edward D. Smith. Mr. Smith is co-owner and Executive Vice-President of Hutchinson Traylor, an insurance and financial services firm. He has his resident and surplus lines licenses in Life & Health and Property & Casualty insurance, and has also earned his Series 6, 63 & 65 Securities Licenses and obtained the Certified Insurance Counselor (CIC) designation. Prior to joining Hutchinson Traylor, Mr. Smith served several years in the Financial Services Division of Accenture, LLP. Mr. Smith attended Wake Forest University where he graduated Magna Cum Laude from the Wayne Calloway School of Business and Accountancy. Mr. Smith actively participates in several community service organizations. He is a member of the Executive Committee and chairs the Development Committee as part of his service on the Board of Trustees of LaGrange College. He also serves as Past President of the College's Leadership Council. He is the Vice-Chair of the Downtown LaGrange Development Authority and Past President of the Board of Directors for both the LaGrange Rotary Club and the local Boys & Girls Club of West Georgia. Mr. Smith's extensive and diverse experience in insurance, retirement planning and financial services, including employee benefits, as well as his active role in the community served by CharterBank, will provide the Board with valuable insight in these areas.

Curti M. Johnson. Mr. Johnson serves as a Senior Vice President and General Counsel of CharterBank. He is a member of both the Georgia and Alabama Bar Association. Prior to joining CharterBank on a full-time basis on January 3, 2011, Mr. Johnson was a partner in the law firm of Johnson, Caldwell & McCoy in Lanett, Alabama, where he practiced law since 1990. Prior to that time, Mr. Johnson was an associate attorney with Burr & Forman in Birmingham, Alabama, for four years. Mr. Johnson served as a director for Citizens BancGroup, a bank holding company in Valley, Alabama, from 1988 until it was acquired by CharterBank in 1999. He served as Chairman of

Board & Executive Team Biographies

Citizens BancGroup from 1996 through 1999. He received his B.A. degree from Vanderbilt University and his law degree from the University of Virginia School of Law. Mr. Johnson is Vice President and founding board member of the Chattahoochee Fuller Center Project, Inc. Mr. Johnson is the brother of Robert L. Johnson, our Chairman of the Board and Chief Executive Officer. Mr. Johnson's legal expertise provides the Board of Directors with insight on legal matters involving CharterBank, and his local contacts with customers and businesses assist CharterBank with business generation and product offerings.

Robert L. Johnson. Mr. Johnson has been the President and Chief Executive Officer of Charter Financial since its inception in 2001, Chief Executive Officer of CharterBank since 1996 and President of CharterBank from 1996 to January 2007. On November 27, 2007, Mr. Johnson was elected Chairman of the Board of Directors upon the retirement of Mr. John W. Johnson, Jr. Prior to 1996, he served as Financial Analyst, then Senior Vice President and Chief Financial Officer of CharterBank. He began continuous service with CharterBank in 1984. Mr. Johnson has an undergraduate degree from Vanderbilt University and a Master's Degree in Business Administration with a concentration in Finance from the University of Alabama. He is a graduate of the University of Texas at Austin Graduate School of Community Bank Management. He also serves on the LaGrange College Board of Trustees and is Chairman of The Charter Foundation. Mr. Johnson also is affiliated with the West Point Rotary Club. Mr. Johnson is the brother of Curti M. Johnson, a director of Charter Financial and General Counsel and a Senior Vice President of CharterBank. Mr. Johnson provides the Board of Directors with broad perspective on Charter Financial's strategies, challenges and opportunities as a result of his long affiliation with CharterBank in a variety of senior management roles.

Board & Executive Team Biographies

Charter Financial CORPORATION

David Z. Cauble, III. Mr. Cauble is self-employed as a food service consultant and investor. He was the Owner and President of Vend-All Company in LaGrange, Georgia, until its sale in 1996. Previously he was Vice President-Sales in his family's Coca-Cola Bottling business. He is a graduate of Washington & Lee University, serves as Chairman of Cobb Foundation, and is a member of Young Presidents' Organization. As a manager and owner of several businesses and as an investor, Mr. Cauble provides the Board of Directors with insight concerning the opportunities and risks associated with lending to commercial companies and small businesses.

David L. Strobel. Mr. Strobel has been the Executive Vice President and General Manager of Shannon, Strobel & Weaver Constructors & Engineers, Inc. since 1977. He received his B.S. in Mechanical Engineering from the University of Notre Dame in 1973, and is a Registered Professional Engineer in 18 states. Mr. Strobel served as a member of the Board of Directors of EBA Bancshares and Eagle Bank of Alabama from 1998 until their acquisition by CharterBank in 2003. In February 1999, he assumed the position of chairman of EBA Bancshares. He joined the Board of Directors of CharterBank and Charter Financial in August 2003. Mr. Strobel's other affiliations include the Auburn City Schools' Board of Education and several professional societies. Mr. Strobel's experience in managing the operations of a construction and engineering business provides the Board of Directors with general business acumen, and his real estate and construction knowledge and experience and prior service on the board of another financial institution provides the Board of Directors with perspective and experience in CharterBank's lending operations.

Board & Executive Team Biographies

Executive Officers Who are Not Directors

Curtis R. Kollar. Mr. Kollar is a Certified Public Accountant (CPA) and Certified Management Accountant (CMA). He has been the Vice President & Treasurer of CharterBank since 1991 and was named Chief Financial Officer of Charter Financial in October of 2001 and of CharterBank in January of 2001. He has an undergraduate degree from Ohio Wesleyan University and an M.S. in Accounting from Syracuse University. He is a graduate of the Graduate School of Community Bank Management. Mr. Kollar has 26 years experience in the banking field. Mr. Kollar serves as treasurer of West Point First United Methodist Church and he is a past President and current member of the Board of Directors of the Chattahoochee Valley Hospital Society and a past President of the West Point Rotary Club.

Lee Washam. Mr. Washam has been President of CharterBank since January of 2007. Before that, he served as Executive Vice President for six years. Mr. Washam is a former Executive Vice President of Flag Bank, LaGrange, Georgia and has over 28 years of banking experience. He received his B.S. in Business Administration from LaGrange College in 1983 and is a 1995 graduate of The Graduate School of Banking at Louisiana State University. Mr. Washam's current affiliations include: LaGrange Lions Club, Leadership Troup, Georgia Community Bankers Association, the Board of Governors of Highland Country Club and Finance Committee for New Community Church.

Investor Contacts

Robert L. Johnson
Chief Executive Officer

bjohnson@charterbank.net
(706) 645-3249

Curtis R. Kollar
Senior Vice President and
Chief Financial Officer

ckollar@charterbank.net
(706) 645-3237

Charter Financial Corporation
1233 O. G. Skinner Drive
West Point, Georgia 31833
1-800-763-4444
www.charterbk.com